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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                             Energy Partners, Ltd.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

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     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

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     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                          (ENERGY PARTNERS, LTD. LOGO)
                             201 ST. CHARLES AVENUE
                                   SUITE 3400
                          NEW ORLEANS, LOUISIANA 70170

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 2004

     Notice is hereby given that the 2004 Annual Meeting of Stockholders of Energy Partners, Ltd. (the "Company"), a Delaware corporation, will be held at the Hotel Inter-Continental, Vieux Carre B Room, 444 St. Charles Ave., New Orleans, Louisiana 70130, on Thursday, May 13, 2004, at 9:00 a.m., Central Daylight Time, for the following purposes:

          (1) to elect nine (9) directors to hold office until the Annual Meeting of Stockholders in the year 2005 and until their successors are duly elected and qualified;

          (2) to ratify the appointment of KPMG LLP as the Company's independent public accountants for the year ended December 31, 2004; and

          (3) to transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

     Only stockholders of record at the close of business on March 17, 2004 (the "Record Date") will be entitled to notice of, and to vote at, the 2004 Annual Meeting, or any adjournment thereof, notwithstanding the transfer of any stock on the books of the Company after the Record Date. A list of these stockholders will be open for examination by any stockholder for any purpose germane to the 2004 Annual Meeting for a period of ten (10) days prior to the meeting at the Company's principal executive offices at 201 St. Charles Ave., Suite 3400, New Orleans, Louisiana 70170.

                                          By Order of the Board of Directors,

                                          /s/ John H. Peper

                                          JOHN H. PEPER
                                          Executive Vice President, General
                                          Counsel and Corporate Secretary

New Orleans, Louisiana
March 31, 2004

PLEASE RETURN THE ENCLOSED PROXY CARD TODAY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. STOCKHOLDERS WHO ATTEND THE 2004 ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON.

                             ENERGY PARTNERS, LTD.
                             201 ST. CHARLES AVENUE
                                   SUITE 3400
                          NEW ORLEANS, LOUISIANA 70170

     The 2003 Annual Report to Stockholders, including audited financial statements, is being mailed to stockholders, together with these proxy materials, on or about March 31, 2004.

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 13, 2004

     This Proxy Statement is furnished to the stockholders of Energy Partners, Ltd. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors" or the "Board") for use at the Annual Meeting of Stockholders of the Company to be held on Thursday, May 13, 2004 at the Hotel Inter-Continental, Vieux Carre B Room, 444 St. Charles Ave., New Orleans, Louisiana 70130 at 9:00 a.m., Central Daylight Time (the "2004 Annual Meeting" or the "Meeting"), or at any adjournment or postponement thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

                         ABOUT THE 2004 ANNUAL MEETING

VOTING PROCEDURES

     Stockholders of record at the close of business on March 17, 2004 (the "Record Date") will be entitled to vote at the Meeting. On the Record Date, there were outstanding and entitled to vote 32,743,553 shares of the Company's Common Stock (the "Company Shares" or the "Common Stock"). The holders of a majority of the Company Shares issued and outstanding and entitled to vote at the Meeting, present in person or represented by proxy, will constitute a quorum. The person(s) whom the Company appoints to act as inspector(s) of election will treat all Company Shares represented by a returned, properly executed proxy as present for purposes of determining the existence of a quorum at the Meeting. The Company Shares present at the meeting, in person or by proxy, that are abstained from voting will be counted as present for determining the existence of a quorum.

     Each of the Company Shares will entitle the holder to one vote. Cumulative voting is not permitted. All matters to be submitted to the stockholders require an affirmative vote of the majority of votes present in person or represented by proxy and entitled to vote, provided that directors are elected by a plurality of the votes of the shares present in person or represented by proxy and entitled to vote at the meeting. Other than with respect to the election of directors, an abstention is counted as a vote against a matter to be presented at the Meeting. A broker non-vote is not entitled to be voted and therefore will not affect the outcome on any proposal in the Proxy Statement. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and the broker has not received voting instructions from the beneficial owner. Votes cast at the meeting will be counted by the inspector(s) of election.

     The Board of Directors is soliciting your proxy on the enclosed Proxy Card to provide you with an opportunity to vote on all matters to come before the meeting, whether or not you attend in person. If you execute and return the enclosed Proxy Card, your shares will be voted as you specify. If you make no specifications, your shares will be voted in accordance with the recommendations of the Board, as set forth below. If you submit a Proxy Card, you may subsequently revoke it by submitting a revised proxy or a written revocation at any time before your original proxy is voted. You may also attend the meeting in person and vote in person by ballot, which would cancel any proxy you previously gave.

     The Board of Directors urges you to vote, and solicits your proxy, as follows:

          (1) FOR the election of nine (9) nominees for membership on the Company's Board of Directors, Messrs. Bachmann, Bumgarner, Carlisle, Carter, Dawkins, Gershen, Hiltz and Phillips and Dr. Kelly, to serve until the Annual Meeting of Stockholders in the year 2005 and until their successors are duly elected and qualified;

          (2) FOR the ratification of the appointment of KPMG LLP as the Company's independent public accountants for the year ending December 31, 2004; and

          (3) At the discretion of the designated proxies named on the enclosed Proxy Card, on any other matter that may properly come before the 2004 Annual Meeting, and any adjournment or postponement thereof.

PROXY SOLICITATION

     Your proxy is being solicited by and on behalf of the Board of Directors of the Company. The expense of preparing, printing and mailing proxy solicitation materials will be borne by the Company. In addition to solicitation of proxies by mail, certain directors, officers, representatives and employees of the Company may solicit proxies by telephone and personal interview. Such individuals will not receive additional compensation from the Company for solicitation of proxies, but may be reimbursed by the Company for reasonable out-of-pocket expenses in connection with such solicitation. Banks, brokers and other custodians, nominees and fiduciaries also will be reimbursed by the Company, as necessary, for their reasonable expenses for sending proxy solicitation materials to the beneficial owners of Common Stock.

                   OWNERSHIP OF COMMON AND PREFERRED STOCK BY
                    MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table shows the number of shares of Common Stock and Series D Exchangeable Convertible Preferred Stock beneficially owned by each director; by the Company's chief executive officer; by the four other most highly compensated executive officers of the Company; by all directors and executive officers as a group; and by such persons known to the Company to own beneficially more than five (5%) of the outstanding Common Stock of the Company.

     The information set forth below is as of the Record Date and is based upon information supplied or confirmed by the named individuals:

                                                                                   PERCENT OF
                                                        PERCENT OF   CONVERTIBLE   CONVERTIBLE
                                             COMMON       COMMON      PREFERRED     PREFERRED
BENEFICIAL OWNER                             SHARES     SHARES(1)      SHARES        SHARES
----------------                            ---------   ----------   -----------   -----------
Richard A. Bachmann(2)....................  2,663,850       8.1            --            *
John C. Bumgarner, Jr.(3).................     41,211         *            --            *
Jerry D. Carlisle(4)......................      8,634         *            --            *
Harold D. Carter(3).......................     33,201         *            --            *
Enoch L. Dawkins(5).......................      2,000         *            --            *
Robert D. Gershen(3)(6)...................     26,738         *            --            *
Gary L. Hall(7)...........................  1,397,702       4.1            --            *
William O. Hiltz(8).......................    147,525         *            --            *
Dr. Eamon M. Kelly(3).....................     33,703         *            --            *
John G. Phillips(3).......................     32,165         *            --            *
Suzanne V. Baer(9)........................    449,500       1.4            --            *
John H. Peper(10).........................    209,724         *         1,020            *
Bruce R. Sidner(11).......................    539,280       1.6         1,967            *
All directors and executive officers as a
  group (13 persons)......................  5,585,233      15.9         2,987            *
Candies Family Investments, L.L.C. and
  affiliates(12)..........................  1,810,572       5.3        89,018         25.4
Energy Income Fund, L.P.(6)...............  3,487,856      10.7            --            *
State Street Research & Management
  Company(13).............................  1,765,800       5.4            --            *

---------------

  *  Represents beneficial ownership of less than 1%.

 (1) Percentage ownership of a holder or class of holders is calculated by dividing (1) the number of shares of Common Stock, including restricted shares, outstanding attributed to such holder or class of holders, as the case may be, plus the total number of shares of Common Stock underlying options exercisable within sixty days from March 17, 2004 and Convertible Preferred Stock and warrants held by such holder or class of holders, as the case may be, by (2) the total number of shares of Common Stock outstanding plus the total number of shares of Common Stock underlying options exercisable within sixty days from March 17, 2004 and Convertible Preferred Stock and warrants held by such holder or class of holders, as the case may be, but not Common Stock underlying such securities held by any other person.

 (2) Based on an amended Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004. Includes 67,778 shares of Common Stock subject to options granted to Mr. Bachmann under our Amended and Restated 2000 Long Term Stock Incentive Plan, which may be exercised within 60 days from March 17, 2004. Also includes 933 shares of Common Stock beneficially owned by Mr. Bachmann and held in trust by the Energy Partners, Ltd. 401(k) Plan. The address for

     Mr. Bachmann is Energy Partners, Ltd., 201 St. Charles Avenue, Suite 3400, New Orleans, Louisiana 70170.

 (3) Includes 16,000 shares of Common Stock subject to options granted under our 2000 Stock Option Plan for Non-Employee Directors to each of Messrs. Bumgarner, Carter, Gershen and Phillips and Dr. Kelly, which are currently exercisable. Also includes 9,566 phantom shares accrued for Mr. Bumgarner under our Stock and Deferral Plan for Non-Employee Directors.

 (4) Includes 6,000 shares of Common Stock subject to options granted under our 2000 Stock Option Plan for Non-Employee Directors which are currently exercisable. Includes 500 shares of Common Stock beneficially owned by Mr. Carlisle's wife of which Mr. Carlisle disclaims beneficial ownership.

 (5) Includes 2,000 shares of Common Stock subject to options granted to Mr. Dawkins under our 2000 Stock Option Plan for Non-Employee Directors which are currently exercisable.

 (6) Based on an amended Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004. Mr. Gershen, a managing director of the general partner of Energy Income Fund, has the sole power to vote and to dispose of all shares held by Energy Income Fund. The shares shown for Mr. Gershen in this table do not show his indirect interest in the shares held by Energy Income Fund. The address for Energy Income Fund is 136 Dwight Road, Longmeadow, Massachusetts 01106.

 (7) The shares owned by Mr. Hall include 301,126 warrants granted in the acquisition of Hall-Houston Oil Company ("Hall-Houston"), which are currently exercisable. Includes an aggregate of 1,084,614 warrants held by Houston Explorer Group, L.P., Hall Equities, Inc., Hall Family Trust, Hall Partners, L.P., Hall Consulting Company, Inc., and LPCR Investments Group, L.P., which Mr. Hall, together with members of his immediate family in certain instances, controls. Includes 11,111 shares of Common Stock subject to options granted to Mr. Hall under our Amended and Restated 2000 Long Term Stock Incentive Plan, which may be exercised within 60 days from March 17, 2004. Also includes 851 shares of Common Stock beneficially owned by Mr. Hall and held in trust by the Energy Partners, Ltd. 401(k) Plan. The address for Mr. Hall is Energy Partners, Ltd., 700 Louisiana, Suite 2100, Houston, Texas 77002.

 (8) Includes (a) 16,000 shares of Common Stock subject to options granted under our 2000 Stock Option Plan for Non-Employee Directors to Mr. Hiltz, which are currently exercisable, and (b) 11,525 phantom shares accrued for Mr. Hiltz under our Stock and Deferral Plan for Non-Employee Directors. Mr. Hiltz has assigned his rights to the stock options and phantom shares to an affiliate of Evercore Partners and retains shared dispositive power with respect to these securities.

 (9) Includes 303,889 shares of Common Stock subject to options granted to Ms. Baer under our Amended and Restated 2000 Long Term Stock Incentive Plan, which may be exercised within 60 days from March 17, 2004.

(10) Includes (a) 57,778 shares of Common Stock subject to options granted to Mr. Peper under our Amended and Restated 2000 Long Term Stock Incentive Plan, which may be exercised within 60 days from March 17, 2004, (b) 116,713 warrants granted in the acquisition of Hall-Houston, which are currently exercisable and (c) 1,020 shares of Convertible Preferred Stock convertible into 11,944 shares of Common Stock. Also includes 74 shares of Common Stock beneficially owned by Mr. Peper and held in trust by the Energy Partners, Ltd. 401(k) Plan.

(11) Includes 486 shares of Convertible Preferred Stock convertible into 5,688 shares of Common Stock held in trusts for Mr. Sidner's minor children of which Mr. Sidner is the trustee. Also includes (a) 75,556 shares of Common Stock subject to options granted to Mr. Sidner under our Amended and Restated 2000 Long Term Stock Incentive Plan, which may be exercised within 60 days from March 17, 2004, (b) 311,920 warrants granted in the acquisition of Hall-Houston, which are currently exercisable and (c) 1,481 shares of Convertible Preferred Stock convertible into 17,348 shares of Common Stock. Also includes 653 shares of Common Stock beneficially owned by Mr. Sidner and held in trust by the Energy Partners, Ltd. 401(k) Plan.

(12) Based on an amended Schedule 13D filed with the Securities and Exchange Commission on March 8, 2004, the shares beneficially owned by Candies Family Investments, L.L.C. include (a) 89,018 shares of

     Convertible Preferred Stock convertible into 1,042,357 shares of Common Stock, (b) 593,749 warrants granted in the acquisition of Hall-Houston, which are currently exercisable, 75,680 shares of Common Stock distributed in connection with the Hall-Houston acquisition and 12,700 shares of Common Stock acquired through market purchases, held by Otto Candies, LLC and (c) 1,135 shares held in each of the following: Kevin S. Candies Children's Trust II, Otto B. Candies Children's Trust and Paul B. Candies Children's Trust. The address for Candies Family Investments, LLC and its affiliates is P.O. Box 25, Des Allemands, Louisiana 70030.

(13) Based on a Schedule 13G filed with the Securities and Exchange Commission on February 17, 2004. The address for State Street Research & Management Company is One Financial Center, 31st Floor, Boston, Massachusetts 02111-2690.

MATTERS TO BE PRESENTED TO THE STOCKHOLDERS AT THE 2004 ANNUAL MEETING

ITEM 1 -- ELECTION OF DIRECTORS

     At the 2004 Annual Meeting, nine (9) directors are to be elected, each of whom will serve until the Annual Meeting of Stockholders in the year 2005 and until their respective successors are duly elected and qualified. The persons named as proxies on the enclosed Proxy Card intend to vote FOR the election of each of the nine (9) nominees listed below, unless otherwise directed.

     The Board has nominated, and the proxies will vote to elect, the following individuals as members of the Board of Directors to serve for a period of one
(1) year and until their respective successors are duly elected and qualified:
Richard A. Bachmann, John C. Bumgarner, Jerry D. Carlisle, Harold D. Carter, Enoch L. Dawkins, Robert D. Gershen, William O. Hiltz, Dr. Eamon M. Kelly and John G. Phillips. Each nominee has consented to be nominated and to serve, if elected.

     The Board has determined that each of the nominees, other than Mr. Bachmann, is "independent" as defined by New York Stock Exchange listing standards.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NINE (9) NOMINEES: MESSRS. BACHMANN, BUMGARNER, CARLISLE, CARTER, DAWKINS, GERSHEN, HILTZ AND PHILLIPS AND DR. KELLY.

INFORMATION ABOUT THE NOMINEES

     Richard A. Bachmann, age 59, has been president and chief executive officer of the Company and chairman of its Board of Directors since the Company's incorporation in January 1998. Mr. Bachmann began organizing the Company in February 1997. From 1995 to January 1997, he served as director, president and chief operating officer of The Louisiana Land and Exploration Company ("LL&E"), an independent oil and gas exploration company. From 1982 to 1995, Mr. Bachmann held various positions with LL&E, including director, executive vice president, chief financial officer and senior vice president of finance and administration. From 1978 to 1981, Mr. Bachmann was the treasurer of Itel Corporation. Prior to 1978, Mr. Bachmann served with Exxon International, Esso Central America, Esso InterAmerica and Standard Oil of New Jersey. He is also a director of Superior Energy Services, Inc.

     John C. Bumgarner, Jr., age 61, has been a director since January 2000. Mr. Bumgarner is currently serving as managing member of Utica Plaza Management Company, a family-owned real estate company. Mr. Bumgarner was chief operating officer and president of strategic investments for Williams Communications Group, Inc., a high technology company, from May 2001 to November 2002. Williams Communications Group, Inc. filed a Plan of Reorganization with the U.S. Bankruptcy Court for the Southern District of New York in August 2002. Mr. Bumgarner joined The Williams Companies, Inc. in 1977 and served as senior vice president of Williams Corporate Development and Planning and then served as president of Williams International Company prior to joining Williams Communications Group, Inc. Mr. Bumgarner is also a director of Management Planning Systems, Inc. and Sirenza Microdevices, Inc. Mr. Bumgarner is a former treasurer of Skelly Oil.

     Jerry D. Carlisle, age 58, has been a director since March 2003. Mr. Carlisle has been an adjunct professor of management at the University of New Orleans since 1998 and vice president and director of DarC Marketing, Inc., a family-owned marketing company, since 1997. From 1983 to 1997, Mr. Carlisle was vice president, controller and chief accounting officer of LL&E and, from 1979 to 1983, he held various management positions at LL&E. Mr. Carlisle has a masters of business administration from Loyola University, is a certified public accountant, and serves as a trustee of the Mississippi State University Business School.

     Harold D. Carter, age 65, has been a director since May 1998. Since 1995, Mr. Carter has been an independent oil and natural gas consultant and investment advisor. Mr. Carter is a director of Brigham Exploration Company, a director of Abraxas Petroleum Corp., and former president of Sabine Corporation, an independent oil and gas exploration company.

     Enoch L. Dawkins, age 66, has been a director since January 2004. Mr. Dawkins has recently retired from Murphy Exploration and Production Co., where he served as president from 1991 until 2003. From 1964 until 1991, Mr. Dawkins held various operational, marketing and managerial positions at Ocean Drilling and Exploration Company, including president from 1989 until its acquisition by Murphy Oil Corporation in 1991. He is also a director of Superior Energy Services, Inc.

     Robert D. Gershen, age 50, has been a director since May 1998. Mr. Gershen is president of Associated Energy Managers, LLC, an investment management firm specializing in private equity investments in the energy sector. He is also a managing director of the general partner of Energy Income Fund, an investment fund. Since 1989, Mr. Gershen has managed, through Associated Energy Managers, LLC, three funds that invest in energy companies in the United States.

     William O. Hiltz, age 52, has been a director since November 2000. Mr. Hiltz is a senior managing director of Evercore Partners ("Evercore") and has been since joining that firm in October 2000. From April 1995 until October 2000, Mr. Hiltz was a managing director and head of the global energy group for UBS Warburg LLC and its predecessor firms, SBC Warburg Dillon Read and Dillon, Read & Co. Inc.

     Dr. Eamon M. Kelly, age 67, has been a director since May 1998. Since July 1998, Dr. Kelly has been president emeritus at Tulane University, where, from February 1981 until June 1998, he served as president. Dr. Kelly is a professor of international development at the Payson Center for International Development and Technology Transfer at Tulane University, and a former director of LL&E.

     John G. Phillips, age 81, has been a director since May 1998. Since 1995, Mr. Phillips has been an independent financial consultant. Mr. Phillips is former chairman, president and chief executive officer of LL&E and, since 1972, continues to serve as a director of the Whitney National Bank and Whitney Holding Corporation. Mr. Phillips retired from LL&E in 1985.

ITEM 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Audit Committee of the Board of Directors is required by law and applicable New York Stock Exchange rules to be directly responsible for the appointment, compensation and retention of the Company's independent public accountants. The Audit Committee has appointed KPMG LLP as the independent public accountants for the year ending December 31, 2004. While stockholder ratification is not required by the Company's By-laws or otherwise, the Board of Directors is submitting the selection of KPMG LLP to the stockholders for ratification as part of good corporate governance practices. If the stockholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain KPMG LLP. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of different independent public accountants at any time during the year if it determines that such a change would be in the best interest of the Company and its stockholders.

     The Board of Directors recommends a vote FOR the proposal to ratify the selection of KPMG LLP as the Company's independent public accountants to audit the Company's consolidated financial statements for the year ending December 31, 2004. The persons designated as proxies will vote FOR the ratification of KPMG LLP as the Company's independent public accountants, unless otherwise directed. Representatives of

KPMG LLP are expected to be present at the 2004 Annual Meeting, with the opportunity to make a statement should they choose to do so, and to be available to respond to questions, as appropriate.

                              CORPORATE GOVERNANCE

THE BOARD OF DIRECTORS

     The directors hold regular meetings, attend special meetings as required and spend such time on the affairs of the Company as their duties require. The Company's Corporate Governance Guidelines provide that directors are expected to attend regular Board meetings and the Annual Meeting of Stockholders in person and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. During calendar year 2003, the Board of Directors held a total of nine (9) meetings, regular and special. All directors of the Company attended at least seventy-five percent (75%) of the meetings of the Board of Directors and of the committees on which they served during the period, except for Mr. Beutner. Mr. Beutner resigned from the Board on January 15, 2004. All but one of the Company's then current directors attended the annual meeting of stockholders in 2003.

     The non-management directors will meet in executive sessions semi-annually to discuss such matters as they deem appropriate and, at least once a year, to review the Compensation Committee's annual review of the chief executive officer. These executive sessions will be chaired by the Chairman of the Nominating & Governance Committee. Stockholders may communicate with the non-management directors by following the procedures under "-- Communications with Board of Directors."

COMMITTEES OF THE BOARD

  THE AUDIT COMMITTEE

     The Board of Directors has a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, the current members of which are Messrs. Carlisle (Chairman), Carter, Dawkins (as of January 2004), Hiltz and Dr. Kelly. The Board of Directors has determined that each of the members of the Audit Committee is "independent" as defined by New York Stock Exchange ("NYSE") listing standards and the rules of the SEC applicable to audit committee members, and that Mr. Carlisle qualifies as an "audit committee financial expert" as described in Item 401(h) of Regulation S-K. The Audit Committee has a charter under which its primary purpose is to assist the Board in overseeing (1) the integrity of the Company's financial statements, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditor and (4) the compliance by the Company with legal and regulatory requirements. The Audit Committee is directly responsible for the appointment and compensation of the independent auditor. During fiscal year 2003, the Audit Committee held six (6) meetings.

  THE COMPENSATION COMMITTEE

     The Board of Directors has a standing Compensation Committee, the current members of which are Messrs. Bumgarner (Chairman), Gershen and Phillips. The Compensation Committee has a charter under which its responsibilities and authorities include reviewing the Company's compensation strategy, reviewing the performance of and approving the compensation for the senior management (other than the chief executive officer), evaluating the chief executive officer's performance and, either as a committee or together with the other independent directors, determining and approving the chief executive officer's compensation level. In addition, the committee approves and administers employee benefit plans and takes such other action as may be appropriate or as directed by the Board of Directors to ensure that the compensation policies of the Company are reasonable and fair. The Board of Directors has determined that each member of the Compensation Committee is "independent" as defined by NYSE listing standards. During fiscal year 2003, the Compensation Committee held four (4) meetings.

  THE NOMINATING & GOVERNANCE COMMITTEE

     The Board of Directors also has a standing Nominating & Governance Committee, the current members of which are Dr. Kelly (Chairman) and Messrs. Phillips and Gershen. The Nominating & Governance Committee has a charter under which its responsibilities and authorities include identifying director candidates and recommending director nominees for the next annual meeting of stockholders or for any vacancy on the Board of Directors and recommending members of the Board of Directors to serve on the various committees. In addition, the Nominating & Governance Committee develops and recommends to the Board of Directors the Corporate Governance Guidelines of the Company and is responsible for the oversight of the evaluation of the Board of Directors and management. The Board of Directors has determined that each member of the Nominating & Governance Committee is "independent" as defined by NYSE listing standards. During fiscal year 2003, the Nominating & Governance Committee held two (2) meetings.

     Copies of the charters for the committees, as well as the Company's Corporate Governance Guidelines and Code of Business Conduct and Ethics (the "Code"), will be available on the Company's website at www.eplweb.com by the time of the 2004 Annual Meeting. The Company will also post on its website any amendment to the Code and any waiver of the Code granted to any of its directors or executive officers.

  NOMINEE QUALIFICATIONS

     When seeking candidates for director, the Nominating & Governance Committee may solicit suggestions from incumbent directors, management, stockholders or others. While the Nominating & Governance Committee has authority under its charter to retain a search firm for this purpose, no such firm was utilized in 2003. After conducting an initial evaluation of a potential candidate, the Nominating & Governance Committee will interview that candidate if it believes such candidate might be suitable to be a director. The Nominating & Governance Committee may also ask the candidate to meet with management. If the Nominating & Governance Committee believes a candidate would be a valuable addition to the Board, it will recommend to the full Board that candidate's election.

     The Nominating & Governance Committee selects each nominee based on the nominee's skills, achievements and experience. The Nominating & Governance Committee considers a variety of factors in selecting candidates, including, but not limited to the following: independence, wisdom, integrity, an understanding and general acceptance of the Company's corporate philosophy, valid business or professional knowledge and experience, a proven record of accomplishment with excellent organizations, an inquiring mind, a willingness to speak one's mind, an ability to challenge and stimulate management and a willingness to commit time and energy.

     This year, Mr. Dawkins, who was elected as a director by the Board in January 2004, is standing for election by the stockholders for the first time. Mr. Dawkins was initially recommended to the Nominating & Governance Committee for consideration by our chief executive officer who believed he would make a valuable addition to the Board.

  COMMUNICATIONS WITH BOARD OF DIRECTORS

     The Nominating & Governance Committee, on behalf of the Board, reviews letters from stockholders concerning the Company's annual general meeting and governance process and makes recommendations to the Board based on such communications. Stockholders can send communications to the Board by mail in care of the Corporate Secretary at 201 St. Charles Avenue, Suite 3400, New Orleans, Louisiana 70170, and should specify the intended recipient or recipients. All such communications, other than unsolicited commercial solicitations or communications, will be forwarded to the appropriate director or directors for review. Any such unsolicited commercial solicitation or communication not forwarded to the appropriate director or directors will be available to any non-management director who wishes to review it.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Beutner, Bumgarner, Gershen and Phillips served as members of the Compensation Committee of the Board of Directors during fiscal year 2003.

     Messrs. Beutner and Hiltz are principals of Evercore, which through affiliates owned more than 5% of our outstanding Common Stock until November 2003. Pursuant to our stockholder agreement, we paid an affiliate of Evercore a monitoring fee of $250,000 in 2003. The stockholder agreement terminated in November 2003 when Evercore's affiliates sold their remaining interest in the Company. Evercore may provide investment banking services to us from time to time. Evercore provided no such services during fiscal year 2003.

COMPENSATION OF DIRECTORS

     Non-employee directors receive an annual retainer of $27,500 and meeting fees of $1,000 for each Board or committee meeting attended (even if held on the same date). The Chairman of the Audit Committee receives an additional $15,000 per year, each other Audit Committee member receives an additional $5,000 per year and the Chairman of each of the Compensation Committee and the Nominating & Governance Committee receives an additional $10,000 per year. Directors may defer all or a portion of their retainer, at the election of each director, up to one half in cash and the remainder in Common Stock (valued at fair market value), and the meeting fees are paid in cash. Directors are also reimbursed for their reasonable expenses.

     Our 2000 Stock Option Plan for Non-Employee Directors provides for automatic grants of stock options to members of the Board of Directors who are not employees of the Company or any subsidiary. An initial grant of a stock option to purchase 4,000 shares of our Common Stock was made to each non-employee director upon consummation of our initial public offering. An initial grant of a stock option to purchase 2,000 shares will also be made to each person who becomes a non-employee director after the effective date upon his or her initial election or appointment. After the initial grant, each non-employee director will receive an additional grant of a stock option to purchase 4,000 shares of our Common Stock immediately following each annual meeting. All stock options granted under the plan will have a per share exercise price equal to the fair market value of a share of Common Stock on the date of grant (as determined by the committee appointed to administer the plan), will be fully vested and immediately exercisable and will expire on the earlier of (i) ten years from the date of grant or (ii) 36 months after the optionee ceases to be a director for any reason. The total number of shares of our Common Stock that may be issued under the plan is 250,000, subject to adjustment in the case of certain corporate transactions and events.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

SUMMARY COMPENSATION

     The following table sets forth certain summary information for the prior three years concerning the compensation earned by the Company's Chief Executive Officer (Mr. Bachmann) and our four other most highly compensated executive officers who earned in excess of $100,000 in 2003.

                                                                           LONG TERM
                                                                         COMPENSATION
                                                                           AWARDS(1)
                                                                    -----------------------
                                                                                 SECURITIES
                                                                    RESTRICTED   UNDERLYING
                                                                      SHARE       OPTIONS/     ALL OTHER
                                                SALARY     BONUS     AWARD(S)       SARS      COMPENSATION
NAME AND PRINCIPAL POSITION              YEAR     ($)       ($)        ($)          (#)          ($)(2)
---------------------------              ----   -------   -------   ----------   ----------   ------------
Richard A. Bachmann....................  2003   372,000   500,000      90,630      53,334        9,096
  Chairman, President and Chief          2002   350,000   270,000     500,000          --        6,189
  Executive Officer(3)(4)                2001   320,000   154,000          --     100,000        1,806
Suzanne V. Baer........................  2003   232,500   200,000          --      26,667        2,138
  Executive Vice President and           2002   218,750   175,000      94,143      75,000        1,924
  Chief Financial Officer(5)             2001   200,000    72,000          --      40,000          966
Gary L. Hall...........................  2003   300,000        --          --      33,333        7,518
  Vice Chairman(6)                       2002   300,000        --          --     200,000        6,597
John H. Peper..........................  2003   201,500   175,000     151,050      23,333        4,495
  Executive Vice President, General      2002   189,750   128,588      37,772      75,000          591
  Counsel and Corporate Secretary(6)(7)
Bruce R. Sidner........................  2003   232,500   230,000     453,150      26,667        5,801
  Vice President of Exploration(6)(8)    2002   225,000   225,000      66,407     100,000        4,860

---------------

(1) Under the Amended and Restated 2000 Long Term Stock Incentive Plan, all outstanding awards will become fully exercisable at the time of a change of control of the Company.

(2) The amounts in each year represent the dollar value of term life insurance premiums paid by us for the benefit of the executive officers, and the dollar value of the Company match to the Energy Partners, Ltd. 401(k) Plan on the employees' behalf. The plan requires that the match be held in our Common Stock for a period of two years. In 2003, Mr. Peper's amount also includes relocation expenses.

(3) The 2002 bonus for Mr. Bachmann was paid in 2003 and was not available at the time of the Proxy Statement for the 2003 Annual Meeting of Stockholders. Such bonus amount is included in the year 2002 disclosure above.

(4) On July 11, 2002, Mr. Bachmann was granted 60,240 restricted shares as a Special Recognition Award. The shares vest on January 17, 2005. On May 6, 2003, Mr. Bachmann was awarded 9,000 restricted shares, half of which vest on May 6, 2004 and the remainder on May 6, 2005. As of December 31, 2003, the unvested portion of Mr. Bachmann's restricted shares had a value of $962,436. Dividends, if any, will be paid on the restricted shares at the same rate paid to all stockholders.

(5) On January 17, 2002, Ms. Baer was granted 6,250 restricted shares which fully vested on January 17, 2004 and on March 18, 2003 she was granted 4,545 restricted shares, one half of which vested on March 18, 2004 and the remainder vest on March 18, 2005. As of December 31, 2003, the unvested portion of Ms. Baer's restricted shares had a value of $150,051. Dividends, if any, will be paid on the restricted shares at the same rate paid to all stockholders.

(6) Messrs. Hall, Peper and Sidner commenced employment with us in January 2002. Mr. Hall has announced his resignation as Vice Chairman and a director of the Company.

(7) On March 18, 2003, Mr. Peper was granted 3,878 restricted shares. One half of the shares vested on March 18, 2004 and the remainder vest on March 18, 2005. On May 6, 2003, Mr. Peper was granted 15,000 restricted shares all of which vest on May 6, 2006. As of December 31, 2003, the unvested portion of Mr. Peper's restricted shares had a value of $262,404. Dividends, if any, will be paid on the restricted shares at the same rate paid to all stockholders.

(8) On March 18, 2003, Mr. Sidner was granted 6,818 restricted shares. One half of the shares vested on March 18, 2004 and the remainder vest on March 18, 2005. On May 6, 2003, Mr. Sidner was granted 45,000 restricted shares all of which vest on May 6, 2006. As of December 31, 2003, the unvested portion of Mr. Sidner's restricted shares had a value of $720,270. Dividends, if any, will be paid on the restricted shares at the same rate paid to all stockholders.

INCENTIVE AND OTHER EMPLOYEE BENEFIT PLANS

     The table below sets forth information regarding stock options granted to our Chief Executive Officer and our four other most highly compensated executive officers during the fiscal year ended December 31, 2003. We did not grant any stock appreciation rights during 2003.

                                                              INDIVIDUAL GRANTS
                                    ---------------------------------------------------------------------
                                     NUMBER OF      % OF TOTAL
                                     SECURITIES    OPTIONS/SARS
                                     UNDERLYING     GRANTED TO    EXERCISE OR                 GRANT DATE
                                    OPTIONS/SARS   EMPLOYEES IN   BASE PRICE    EXPIRATION      PRESENT
NAME                                 GRANTED(#)    FISCAL YEAR      ($/SH)         DATE       VALUE($)(1)
----                                ------------   ------------   -----------   -----------   -----------
Richard A. Bachmann(2)............     53,334          10.3          10.07      May 6, 2013     249,000
Suzanne V. Baer(2)................     26,667           5.1          10.07      May 6, 2013     124,000
Gary L. Hall(2)...................     33,333           6.4          10.07      May 6, 2013     155,000
John H. Peper(2)..................     23,333           4.5          10.07      May 6, 2013     109,000
Bruce R. Sidner(2)................     26,667           5.1          10.07      May 6, 2013     124,000

---------------

(1) The value has been calculated using a variation of the Black-Scholes stock option valuation methodology. The applied model used the grant date of May 6, 2003, with a grant date stock value of $10.07, it assumed a stock price volatility of 49%, a risk-free rate of return of 4.5% and a dividend of $0 per year. The value has been reduced by approximately 4% to reflect the probability of forfeiture due to termination of employment prior to vesting or of a shortened option term due to termination of employment prior to the expiration date.

(2) One-third of the options are exercisable on May 6, 2004, one-third are exercisable beginning on May 6, 2005 and the remainder are exercisable beginning on May 6, 2006.

     The table below sets forth information concerning the value of unexercised stock options held by our Chief Executive Officer and our four other most highly compensated executive officers as of December 31, 2003.

                                                            NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                           UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                                 OPTIONS AT                    OPTIONS AT
                               NUMBER OF       VALUE         FISCAL YEAR END(#)           FISCAL YEAR END($)(2)
                            SHARES ACQUIRED   REALIZED   ---------------------------   ---------------------------
NAME                        ON EXERCISE(#)     ($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                        ---------------   --------   -----------   -------------   -----------   -------------
Richard A. Bachmann.......           --            --           --        153,334              --       514,269
Suzanne V. Baer...........      150,000       882,000      275,000         91,667       1,340,000       374,135
Gary L. Hall..............           --            --      133,333        100,000         789,331       522,334
John H. Peper.............           --            --       50,000         48,333         296,000       237,365
Bruce R. Sidner...........           --            --       66,667         60,000         394,669       299,466

---------------

(1) Fair market value on date of exercise minus the exercise price of the stock options.

(2) Based on the positive difference, if any, between the closing sale price of the Company's Common Stock of $13.90 on December 31, 2003, as reported by the New York Stock Exchange, and the exercise price of such options.

LONG-TERM INCENTIVE PLAN -- 2003 PERFORMANCE SHARES AWARDS

                                           NUMBER OF      PERFORMANCE      ESTIMATED FUTURE PAYOUT
                                          PERFORMANCE     PERIOD UNTIL   ----------------------------
                                         SHARES GRANTED      PAYOUT      THRESHOLD   TARGET   MAXIMUM
                                         --------------   ------------   ---------   ------   -------
Richard A. Bachmann....................      26,666         3 Years          --      26,666   53,332
Suzanne V. Baer........................      13,333         3 Years          --      13,333   26,666
Gary L. Hall...........................      16,667         3 Years          --      16,667   33,334
John H. Peper..........................      11,667         3 Years          --      11,667   23,334
Bruce R. Sidner........................      13,333         3 Years          --      13,333   26,666

     The payout can vary depending on the Company's achievement of reserve per share goals, value per proved reserves and a three year average of total stockholder return all computed after a 3-year cycle. Payout is equal to the number of shares times a performance modifier based on the percent by which actual performance exceeds or falls short of the base target.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

     We have employment and stock ownership agreements with each of Messrs. Peper and Sidner which expire on January 15, 2005 and January 15, 2007, respectively. Under the agreements, Messrs. Peper and Sidner will receive annual salaries of at least $174,000 and $245,000, respectively, and received options to purchase 75,000 and 100,000 shares of Common Stock, respectively, at an exercise price equal to $7.98 per share, the market price of the Common Stock on the date of their appointment as executive officers. These options will vest over three years and any unvested options will be forfeited in the case of termination for cause or voluntary termination by the executive officer. Each executive officer must exercise each option within 10 years from the date of the agreement or the option will lapse. In addition, in connection with a recent extension of the term of his agreement, Mr. Sidner received a grant of 71,429 restricted shares, which will vest on January 14, 2007, subject to his continued employment with the Company and subject to earlier vesting in the event of death, disability, involuntary termination without cause, termination for good reason or a change of control. If an executive is terminated without cause in connection with a change of control, our compensation obligations under the agreements would cease after a 90-day notice period. Upon a change of control of the Company, the executive officers' options and other incentive awards as to which there are not conditions for vesting other than continued employment will become fully vested and become fully exercisable. In addition, each executive officer is prohibited from competing with us, soliciting or otherwise attempting to induce our other employees to discontinue their relationship with us and from interfering with our third-party contractual relationships for a period of up to two years following termination of his employment with us.

     We have an employment and stock ownership agreement with Mr. Hall which expires on January 15, 2005 and entitles Mr. Hall to an annual salary of $300,000. Mr. Hall received options to purchase 200,000 shares of Common Stock on the date of his appointment as an executive officer. In connection with Mr. Hall's decision not to stand for re-election as a director and to resign as an employee of the Company by May 13, 2004, and in consideration of his efforts in integrating Hall-Houston Oil Company, the Company has agreed to pay Mr. Hall the salary he would have earned through the term of his agreement and to accelerate the vesting of all of his unvested options. These options will be exercisable for twelve (12) months following his resignation.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The following report is submitted by the Compensation Committee for inclusion in this proxy pursuant to the rules of the Securities and Exchange Commission with respect to executive compensation:

     The Compensation Committee (the "Committee") reviews the general compensation policies of the Company, approves the compensation to be paid to certain officers and administers the Company's Amended and Restated 2000 Long Term Stock Incentive Plan. The Committee is composed of three (3) non-employee directors: Messrs. Bumgarner, Gershen and Phillips.

  PHILOSOPHY OF COMPENSATION

     The objectives of the Company's compensation program are (i) to attract and retain the best available talent, (ii) to motivate employees to achieve the Company's goals, (iii) to link employee and stockholder interests through performance rewards and (iv) to provide compensation that can recognize individual contributions to corporate objectives. The Committee's compensation philosophy is designed so that a substantial component of each employee's potential annual compensation is entirely dependent upon measurable improvement to stockholder value. The Committee engages outside compensation consultants to assist it in determining appropriate levels of compensation. The Committee expects recommendations from the Company's Chief Executive Officer but exercises its own judgment and makes its own determination.

  TYPES OF COMPENSATION

     The Company provides two main types of compensation:

          (1) annual compensation, consisting of a market-median base salary and an incentive bonus based in part on the performance of the Company's Common Stock; and

          (2) long-term compensation, consisting of stock options, the value of which are also directly linked to the value of a share of the Company's Common Stock, restricted shares of Common Stock and performance shares.

  ANNUAL COMPENSATION

     At least once each year, the Committee reviews the Company's executive compensation program. The annual base salary of each executive is determined by an analysis of the compensation paid to other executive officers in similar positions in the energy industry. Market data is derived from a combination of sources, including published survey data for the energy industry and peer group data. A competitive base salary is consistent with the Company's long-term objectives of attracting and retaining highly qualified, competent executives.

     The incentive bonus is particularly aligned with the interests of the Company's stockholders. Incentive bonuses are based on the increase in value of the Company's Common Stock as well as quantitative and qualitative factors that the Compensation Committee may deem appropriate. Although a target bonus percentage is predetermined for each executive on the basis of market practices, the incentive bonus is not limited to a maximum percentage of salary. The Committee will determine each year whether a threshold level of performance below the Company's objectives is deserving of any bonus percentage, taking into account external factors beyond the control of the executives.

  LONG-TERM COMPENSATION

     The Company adopted the 2000 Long Term Stock Incentive Plan (as amended and restated, the "Plan") on September 12, 2000, and the stockholders approved it on September 15, 2000. The Board of Directors amended and restated the Plan in January 2002 and unanimously approved an amendment of the Plan on March 21, 2002. The stockholders approved the amended and restated Plan on May 9, 2002. The Plan permits the Committee to select the officers and employees of the Company who will receive awards, to determine the types of awards to be granted to each such person and to establish the terms of each award.

     The Committee considers stock options to be an important part of the Company's long-term incentive program for officers and employees as these awards create an alignment of interests with the Company's stockholders. Because a significant percentage of the Company's Common Stock is owned by the executive officers of the Company, including the Chief Executive Officer, the grant of options to date has been used primarily to attract and retain other officers and employees.

  COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The Committee's compensation philosophy applies in all respects to the Company's Chief Executive Officer, Richard A. Bachmann. Mr. Bachmann's base salary of $372,000 for 2003 was commensurate with the median base salary for chief executive officers of similarly situated exploration and production companies. In May 2003, Mr. Bachmann was granted 9,000 shares of Restricted Stock equal to $90,630 grant date fair value which vest one half on May 6, 2004 and the remainder on May 6, 2005, 53,334 stock options which vest ratably over three years and 26,666 performance shares which are paid three years from date of grant, subject to the Company's achievement of specified goals. In March 2004, Mr. Bachmann was awarded a bonus for 2003 of $500,000.

  POLICY ON DEDUCTIBILITY OF COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986 limits the deductibility for federal income taxes of compensation in excess of $1 million paid to a publicly held company's chief executive officer and any of the other four highest-paid executive officers, except for "performance-based" compensation. The Committee is aware of this limitation and intends to consider the effects of Section 162(m) on the Company when making compensation decisions.

                                          Compensation Committee

                                          John C. Bumgarner, Chairman
                                          Robert D. Gershen, Member
                                          John G. Phillips, Member

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee acts under a written charter adopted and approved by the Board of Directors. The Board of Directors adopted and approved a new Audit Committee Charter on January 15, 2004. A copy of the Audit Committee Charter is attached to this Proxy Statement as Appendix A.

     It is not the responsibility of the Audit Committee to plan or conduct audits, to determine that the Company's financial statements are in all material respects complete and accurate in accordance with generally accepted accounting principles, or to certify the Company's financial statements. This is the responsibility of management and the independent public accountants. It is also not the responsibility of the Audit Committee to guarantee the opinion of the independent public accountants or assure compliance with laws and regulations and the Company's Code of Business Ethics.

     Based on the Audit Committee's review of the audited financial statements as of and for the fiscal year ended December 31, 2003 and its discussions with management regarding such audited financial statements, its receipt of written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No. 1, its discussions with the independent public accountants regarding such auditor's independence, the matters required to be discussed by the Statement on Auditing Standards 61 and other matters the Audit Committee deemed relevant and appropriate, the Audit Committee recommended to the Board of Directors that the audited financial statements as of and for the fiscal year ended December 31, 2003 be included in the Company's Annual Report on Form 10-K for such fiscal year.

  FEES BILLED TO THE COMPANY BY KPMG LLP DURING FISCAL YEARS ENDED DECEMBER 31, 2003 AND 2002

     Audit Fees. Audit fees (including expenses) billed (or billable) to the Company by KPMG LLP with respect to fiscal 2003 and fiscal 2002 were $312,300 and $168,000, respectively.

     Audit-Related Fees. Audit-related fees (including expenses) billed (or billable) to the Company by KPMG LLP with respect to fiscal 2003 and fiscal 2002 were $14,000 and $10,000, respectively. Such fees were in connection with the Company's benefit plan audit.

     Tax Fees. Tax fees (including expenses) billed by KPMG LLP with respect to fiscal 2003 and fiscal 2002 were $5,200 and $97,500, respectively. Such fees were primarily in connection with tax consulting services.

     All Other Fees. All other fees (including expenses) billed by KPMG LLP with respect to fiscal 2003 and fiscal 2002 were $3,200 and $88,000, respectively. Such fees were primarily in connection with a business risk assessment and operational internal audits.

     The Audit Committee believes that the foregoing expenditures are compatible with maintaining the independence of the Company's public accountants.

     The Audit Committee has adopted procedures for pre-approving all audit and permissible non-audit services provided by the independent public accountants. The Audit Committee will annually review and pre-approve the audit, review and attest services to be provided during the next audit cycle by the independent public accountants and may annually review and pre-approve permitted non-audit services to be provided during the next audit cycle by the independent public accountants. To the extent practicable, the Audit Committee will also review and approve a budget for such services. Services proposed to be provided by the independent public accountants that have not been pre-approved during the annual review and the fees for such proposed services must be pre-approved by the Audit Committee or its designated subcommittee. Additionally, fees for previously approved services that are expected to exceed the previously approved budget must also be pre-approved by the Audit Committee or its designated subcommittee. All requests or applications for the independent public accountants to provide services to the Company shall be submitted to the Audit Committee or its designated subcommittee by the Chief Financial Officer or Controller and must address whether, in his or her view, the request or application is consistent with applicable laws, rules and regulations relating to auditor independence.

                                          Audit Committee

                                          Jerry D. Carlisle, Chairman
                                          Harold D. Carter, Member
                                          Enoch L. Dawkins, Member
                                          William O. Hiltz, Member
                                          Dr. Eamon M. Kelly, Member

PERFORMANCE GRAPH

     The following graph shows a comparison of cumulative return (assuming reinvestment of any dividends) for (i) the Company, (ii) the S&P 500 Index, and
(iii) the Company's peer group composed of twelve (12) independent oil and gas exploration and production companies with activities focused in the Gulf of Mexico region (ATP Oil & Gas Corporation, Cabot Oil & Gas Corporation, Comstock Resources, Inc., Denbury Resources Inc., Houston Exploration Company, Newfield Exploration Company, Remington Oil and Gas Corporation, St. Mary Land & Exploration Company, Spinnaker Exploration Company, Stone Energy Corporation, The Meridian Resource Corporation, Westport Resources Corporation) which the Company believes compete with the Company and are believed by the Company to be companies that analysts would most likely use to compare with an investment in the Company.

                COMPARISON OF 38 MONTH CUMULATIVE TOTAL RETURN*
        AMONG ENERGY PARTNERS, LTD., THE S&P 500 INDEX AND A PEER GROUP

                              (PERFORMANCE GRAPH)
---------------

* $100 invested on 11/2/00 in stock or on 10/31/00 in index -- including reinvestment of dividends. Fiscal year ending December 31.

----------------------------------------------------------------------------
                                     11/2/00  12/00   12/01   12/02   12/03
----------------------------------------------------------------------------
 Energy Partners, Ltd.               100.00   83.75   50.33   71.33   92.67
 S&P 500                             100.00   92.57   81.57   63.54   81.77
 Peer Group                          100.00  134.33  104.53  100.68  133.75

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's executive officers, directors and persons who own more than ten percent (10%) of the Company's Common Stock to file initial reports of ownership and changes in ownership with the Securities and Exchange Commission. To the Company's knowledge, with respect to the year ended December 31, 2003, all applicable filings were made timely, except that Energy Income Fund, L.P., a ten percent holder of whom Mr. Gershen is a managing director of the general partner, reported late the sale of 1,201,669 shares of common stock made in a public offering, and Ms. Baer, Mr. Peper and Mr. Sidner reported a week late the receipt of restricted shares in March 2003.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     For a discussion of certain relationships and related transactions with our directors and greater than 5% stockholders, see "Corporate
Governance -- Compensation Committee Interlocks and Insider Participation."

                                 OTHER MATTERS

     Management of the Company is not aware of other matters to be presented for action at the 2004 Annual Meeting; however, if other matters are presented, it is the intention of the persons named in the accompanying proxy card to vote in accordance with their judgment on such matters.

               STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL MEETING

     Stockholder proposals intended to be included in the Proxy Statement relating to the Company's 2005 Annual Meeting pursuant to Rule 14a-8 ("Rule 14a-8") under the Exchange Act must be received by the Corporate Secretary of the Company no later than December 1, 2004 and must otherwise comply with Rule 14a-8.

     Any stockholder proposals received outside of the Rule 14a-8 procedure for consideration at the Company's 2005 Annual Meeting must be delivered to the Corporate Secretary of the Company no later than March 14, 2005, but no earlier than February 12, 2005. If such timely notice of a stockholder proposal is not given, the proposal may not be brought before the 2005 Annual Meeting. If timely notice is given but is not accompanied by a written statement to the extent required by applicable securities laws, the Company may exercise discretionary voting authority over proxies with respect to such proposal, if presented at the 2005 Annual Meeting.

     Stockholder proposals for nominees for directors must comply with the procedures set forth in Section 2.10 of the Company's By-laws. In order to recommend a nominee for a director position, a stockholder must be a stockholder of record at the time of giving notice and must be entitled to vote at the meeting at which such nominee will be considered. Stockholder recommendations must be made pursuant to written notice delivered to the Secretary at the principal executive offices of the Company (i) in the case of a nomination for election at an annual meeting, not later than 60 days nor earlier than 90 days prior to the first anniversary of the preceding year's annual meeting; and (ii) in the case of a special meeting at which directors are to be elected, not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the meeting and of the nominees proposed by the Board of Directors to be elected at the special meeting. In the event that the date of the annual meeting is changed by more than 30 days from the anniversary date of the preceding year's annual meeting, the stockholder notice described above will be deemed timely if it is received not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

     The stockholder notice must set forth the following:

     - As to each person the stockholder proposes to nominate for election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation and employment of the person,
       (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) all information relating to such person that would be required to be disclosed in solicitations of proxies for the election of directors pursuant to Regulation 14A under the Exchange Act and Rule 14a-11 thereunder, including such person's written consent to being named as a nominee and to serving as a director if elected, and

     - As to the nominating stockholder and the beneficial owner, if any, of such stock, (i) such stockholder's and beneficial owner's, name and address as they appear on the Company's books, (ii) the class and number of shares of the Company's capital stock which are owned beneficially or of record by such stockholder and such beneficial owner, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the person named in its notice,
      (v) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group which intends to (a) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Company's outstanding capital stock required to elect the nominee and/or (b) otherwise solicit proxies from stockholders in support of such nomination and (vi) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.

     In addition to complying with the foregoing procedures, any stockholder nominating a director must comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder. Recommendations must also include a written statement from the candidate expressing a willingness to serve.

     PLEASE SIGN, DATE, AND RETURN YOUR PROXY PROMPTLY TO AVOID UNNECESSARY EXPENSE. ALL STOCKHOLDERS ARE URGED, REGARDLESS OF THE NUMBER OF SHARES OWNED, TO PARTICIPATE IN THE 2004 ANNUAL MEETING BY RETURNING THEIR PROXY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

                                          By Order of the Board of Directors

                                          /s/ Richard A. Bachmann
                                          RICHARD A. BACHMANN
                                          Chairman of the Board
                                          President and Chief Executive Officer

New Orleans, Louisiana
March 31, 2004

                                                                      APPENDIX A

                             ENERGY PARTNERS, LTD.

                            AUDIT COMMITTEE CHARTER

     The purpose of the Audit Committee, in its capacity as a committee of the Board, is to assist the Board in overseeing (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's internal audit function and independent auditor and (4) the compliance by the Company with legal and regulatory requirements.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the responsibility or duty of the Audit Committee to: certify the Company's financial statements, guarantee the auditor's report, plan or conduct audits or determine that the Company's financial statements and disclosures are complete and accurate or are in accordance with generally accepted accounting principles or applicable rules and regulations. It is also not the responsibility of the Audit Committee to assure compliance with laws and regulations or with the Company's Code of Business Ethics, or to set or determine the adequacy of the Company's reserves. These are the responsibilities of management and the independent auditor, as appropriate.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Company's expense, independent or outside legal, accounting, or other consultants or experts of its choice as it deems necessary or appropriate in the performance of its duties. The Audit Committee may request any officer or employee of the Company or the Company's counsel or independent auditor to attend any meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor in separate executive sessions.

AUDIT COMMITTEE COMPOSITION

     The members of the Audit Committee shall be appointed annually by the Board on the recommendation of the Nominating & Governance Committee. The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence requirements of the New York Stock Exchange, the Securities and Exchange Commission and other applicable laws, rules and regulations. No Audit Committee member shall simultaneously serve on the audit committee of more than two other public companies unless the Board of Directors determines that such simultaneous service would not impair the ability of that Audit Committee member effectively to serve on the Audit Committee.

     The members of the Audit Committee may be replaced by the Board.

     The Audit Committee members must be financially literate, as such qualification is interpreted by the Board in its business judgment. In addition, at least one member must have accounting or related financial management expertise, as the Board interprets such qualification in its business judgment.

     The Audit Committee must have at least one member who is an "audit committee financial expert," as defined by the SEC, on or prior to the date required by the SEC.

     The Audit Committee may delegate authority to an individual member of the committee or to subcommittees to the extent permitted by applicable laws, rules and regulations, including those of the New York Stock Exchange.

     A Chairperson may be elected by the Board.

RESPONSIBILITIES OF AUDIT COMMITTEE

  GENERAL

     (1) Discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and any related certifications required to be made by any officer of the Company, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     (2) Discuss with management and the independent auditor the Company's quarterly financial statements, including disclosures made in management's discussion and analysis and any related certifications required to be made by any officer of the Company, prior to the filing of its Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements.

     (3) Discuss with management and the independent auditor (a) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements and (c) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements.

     (4) Discuss with management the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. The Audit Committee's responsibility to discuss earnings releases as well as financial information and earnings guidance may be done generally (i.e., discussion of the types of information to be disclosed and the type of presentation to be made, particularly any "pro forma" or "adjusted" non-GAAP information). The Audit Committee need not discuss in advance each earnings release or each instance in which the Company may provide earnings guidance.

     (5) Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     (6) Review annually with management and the independent auditors the Company's Code of Business Ethics, as well as review the actions taken to monitor compliance with the Code of Business Ethics.

     (7) Review any exceptions to the Company's Code of Business Ethics and the actions management has taken to resolve the exceptions.

     (8) Review with the Company's counsel any legal, regulatory and environmental matters that may have a material impact on the Company's financial statements.

     (9) Review the responsibilities, budget and staffing of the Company's internal audit program, including the proposed annual audit plan, periodic progress reports on the status of the plan, and summaries of any significant issues raised during the performance of internal audits.

     (10) Review and assess compliance with all applicable rules and regulations of the SEC and the New York Stock Exchange specifically applicable to the composition and responsibilities of the Audit Committee.

INDEPENDENT AUDITORS

     (1) The Audit Committee shall be directly responsible for the appointment, compensation (including as to fees and terms) and retention of the independent auditor and for oversight of the work of the independent auditor (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Audit Committee. The performance of any audit or permitted non-audit services by the independent auditor shall be subject to prior approval in accordance with applicable laws, rules or regulations.

     (2) Review the experience and qualifications of the lead partner of the independent auditor.

     (3) Obtain and review a report from the independent auditor at least annually describing (a) the auditor's internal quality-control procedures, (b) any material issues raised by the most recent quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues, and (c) (to assess the auditor's independence), all relationships between the independent auditor and the Company. After reviewing such report and the independent auditor's work throughout the year, evaluate the qualifications, performance and independence of the independent auditor, taking into account the opinions of management and the Company's internal auditors. In addition to assuring the regular rotation of the lead (or coordinating) audit partner (having primary responsibility for the audit) as required by law, the Audit Committee shall consider whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself. The Audit Committee shall present its conclusions to the Board and take any actions deemed necessary or desirable by the Audit Committee to satisfy itself as to the qualifications, performance and independence of the independent auditor.

     (4) Set clear policies for the Company's hiring of employees or former employees of the independent auditor, but in no event shall any such employee who has participated in any capacity in the audit of the Company be hired in a management position with the Company during the one year period preceding the date of the initiation of the Company's most recent audit.

     (5) Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit. In particular, discuss:

          (a) The adoption of, or changes to, the Company's significant auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management;

          (b) Any management or internal control letter provided, or proposed to be provided, by the independent auditor and the Company's response to that letter; and

          (c) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     (6) Receive, and take any required or appropriate action in relation to, all reports and other communications which the independent auditor is required to make to the Audit Committee, including timely reports concerning:

          (a) all critical accounting policies and practices to be used;

          (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management officials of the Company, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

          (c) other material written communications between the independent auditor and the management of the Company, such as any management letter or schedule of unadjusted differences.

     (7) Discuss with the independent auditors their judgments about the quality, not just the acceptability, of the Company's accounting principles as applied in its financial reporting.

     (8) Review with the independent auditor any audit problems or difficulties and management's response.

OTHER AUDIT COMMITTEE RESPONSIBILITIES

     (1) Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     (2) Annually prepare an audit committee report as required by the SEC to be included in the Company's annual proxy statement.

     (3) Perform any other activities consistent with this Charter, the Company's By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     (4) The Audit Committee shall make regular reports to the Board.

     (5) The Audit Committee shall annually review the Audit Committee's own performance.

     (6) The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

MEETINGS

     The Audit Committee may meet as often as may be necessary or appropriate, but must meet at least quarterly. Meetings may be called by the Chairperson of the Committee and/or the President and Chief Executive Officer of the Company. All meetings of the Audit Committee shall be held pursuant to the Bylaws of the Company with regard to notice and waiver thereof, and written minutes of each meeting shall be duly filed in the Company's records. Reports of meetings of the Audit Committee shall be made to the Board at its next regularly scheduled meeting following the Audit Committee meeting accompanied by any recommendations to the Board approved by the Audit Committee.

Please mark your votes as [X] indicated in this example

(1) Proposal to approve the election of the following nine (9) nominees for membership on the Company's Board of Directors: Messrs. 01 Richard A. Bachmann; 02 John C. Bumgarner; 03 Jerry D. Carlisle; 04 Harold D. Carter; 05 Enoch L. Dawkins; 06 Robert D. Gershen; 07 William O. Hiltz; 08 John G. Phillips; and 09 Dr. Eamon M. Kelly, each to serve until the Annual Meeting of Stockholders in the year 2005, and until their successors are duly elected and qualified.

                 FOR  [ ]                           WITHHOLD  [ ]

To withhold authority to vote for any nominee, write the name of that nominee in the space provided below

--------------------------------------------------------------------------------
        PLEASE MARK, SIGN, DATE AND RETURN USING THE ENCLOSED ENVELOPE.

(2) Proposal to ratify the selection of KPMG LLP as the Company's independent public accountants to audit the Company's consolidated financial statements for the year ending December 31, 2004.

      FOR    [ ]                AGAINST  [ ]                  ABSTAIN  [ ]

(3) To consider and take action upon any other matter which may properly come before the meeting or any adjournment or postponement thereof.

      FOR    [ ]                AGAINST  [ ]                  ABSTAIN  [ ]

     This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. Receipt of the proxy statement, dated March 31, 2004, is hereby acknowledged.

     You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the board of directors' recommendation. The proxies cannot vote your shares unless you sign and return this card.

Signature                  Signature                  Date
         ------------------         -----------------      --------------------

     Please sign your name exactly as it appears hereon. Joint owners must each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears thereon.

                            - FOLD AND DETACH HERE -

                              ENERGY PARTNERS, LTD.
                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 13, 2004

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned stockholder of Energy Partners, Ltd., a Delaware corporation ("EPL"), hereby appoints Richard A. Bachmann and John G. Phillips, or either of them, as proxies, each with power to act without the other and with full power of substitution, on behalf of the undersigned to vote the number of shares of Common Stock of EPL that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of Energy Partners, Ltd. to be held on Thursday, May 13, 2004 at 9:00 a.m., Central Daylight Time, at the Hotel Inter-Continental, Vieux Carre B Room, 444 St. Charles Ave., New Orleans, Louisiana 70130 and at any adjournment or postponement thereof, on the following matters:

                 (Continued and to be signed on the other side)

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                            - FOLD AND DETACH HERE -